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                                                                    Exhibit 10.5

                             SUBORDINATION AGREEMENT

               This SUBORDINATION AGREEMENT ("Agreement"), is made as of August 14, 2002, by the undersigned (the "Subordinated Lender") in favor of the lender that is a signatory hereto (the "Senior Lender").

                                    RECITALS

               A. The Senior Lender and Peregrine/Bridge Transfer Corporation (the "Maker") have entered into two promissory notes (the "Notes") and a related security agreement (the "Security Agreement"), each of which is dated the date hereof.

               B. As a condition precedent to the Notes, the Subordinated Lender must enter into this agreement and subordinate its outstanding loans to the Maker to the debt owed to the Senior Lender by the Maker under the Notes.

                                    AGREEMENT

               NOW THEREFORE, in consideration of the premises and as an inducement to the Senior Lender to grant financial accommodations to the Maker, and in consideration of the granting thereof, the parties hereby agree as follows:

               1. (a) As used in this Agreement, the following terms have the following respective meanings:

               "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting stock, by contract or otherwise.

               "Senior Debt" means all obligations of the Maker to the Senior Lender arising under the Notes, as amended, modified or supplemented from time to time, whether now existing or hereafter arising, whether for principal, interest, fees, expenses or otherwise, together with all renewals, extensions or rearrangements thereof.

               "Subordinated Debt" means all obligations of the Maker to the Subordinated Lender, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

               "Notes" means that certain promissory note between Senior Lender and Maker in the aggregate principal amount of $3,584,028 dated of even date herewith and that certain convertible promissory note between Senior Lender and Maker in the aggregate principal amount of $3,000,000 dated of even date herewith.

               (b) Any capitalized term used herein and not defined herein shall have the meaning attributed to such term in the Security Agreement.

               2. Until all Senior Debt shall have been indefeasibly paid in full:

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               (a)  The Subordinated Lender acknowledges and agrees that, notwithstanding anything to the contrary in any instrument governing the Subordinated Debt, the Subordinated Debt is subordinated, to the extent and in the manner set forth herein, to the Senior Debt.

               (b) The Subordinated Lender shall not receive (and if involuntarily received, shall hold in trust for the holders of Senior Debt and promptly pay over to the Senior Lender) any payment from the Maker on account of the Subordinated Debt (directly or indirectly, by way of setoff or otherwise), or any collateral in respect thereof, provided that the Subordinated Lender may receive payments of interest on account of the Subordinated Debt in accordance with the terms of the relevant governing agreement, if, and to the extent that, amounts are available; and

               (c) The Subordinated Lender shall not otherwise take any action prejudicial to or inconsistent with the Senior Lender's priority position over the Subordinated Lender created by this Agreement.

               3. Each instrument evidencing Subordinated Debt shall bear a legend providing that payment of fees, principal and interest thereon has been subordinated to prior payment of the Senior Debt in the manner and to the extent set forth in this Agreement, and a copy of this Agreement shall be attached to each such instrument.

               4.   (a)    So long as any of the Senior Debt shall not have been
indefeasibly paid in full, the Subordinated Lender shall not commence, or join with or assist any other creditor or creditors of the Maker in commencing, or permit any Person that it directly or indirectly controls to commence or join with or assist any other Person in commencing, any bankruptcy, reorganization or insolvency proceedings against the Maker. At any general meeting of creditors of the Maker or in the event of any proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Maker or the proceeds thereof, whether such proceeding be for the liquidation, dissolution or winding up of the Maker or its business, receivership, insolvency or bankruptcy proceeding, an assignment for the benefit or creditors or proceeding by or against the Maker for position or extension or otherwise, if all Senior Debt has not been indefeasibly paid in full at the time, the Senior Lender is hereby irrevocably authorized at any such meeting or in any such proceeding:

                    (i) To enforce claims comprising Subordinated Debt in the name of the Subordinated Lender, by proof of debt, proof of claim, suit or otherwise;

                    (ii) To collect any assets of the Maker distributed, divided or applied by way of dividend or payment, or securities issued, on account of Subordinated Debt and apply the same, or the proceeds of any realization upon the same that the Senior Lender in its discretion elects to effect, to Senior Debt until all Senior Debt shall have been paid in full in accordance with the terms of the Notes (the Senior Lender hereby agreeing to render any surplus to the Subordinated Lender and/or other subordinated creditors, as their interests appear, or to interplead such surplus with a court of competent jurisdiction);

                    (iii) To vote claims comprising Subordinated Debt to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension; and

                    (iv) To take generally any action in connection with any such meeting or proceeding that the Subordinated Lender might otherwise take.

               (b) After the commencement of any such bankruptcy, insolvency or reorganization proceeding, the Subordinated Lender may inquire in writing whether the Senior Lender intends to

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exercise the foregoing rights with respect to the Subordinated Debt. Should the
Senior Lender fail, within a reasonable time after receipt of such inquiry, either to file a proof of claim with respect to the Subordinated Debt and to furnish a copy thereof to the Subordinated Lender, or to inform the Subordinated Lender in writing that the Senior Lender intends to exercise its rights to assert the Subordinated Debt in the manner hereinabove provided, the Subordinated Lender may, but shall not be required to, proceed to file a proof of claim with respect to the Subordinated Debt and take such further steps with respect thereto, not inconsistent with this Agreement, as the Subordinated Lender may deem proper.

               5. Should any payment on account of, or any collateral for any part of, the Subordinated Debt be received by the Subordinated Lender or an Affiliate of the Subordinated Lender in violation of this Agreement, such payment or collateral shall be delivered forthwith to the Senior Lender by the Subordinated Lender or such Affiliate for application to the Senior Debt. The Senior Lender is irrevocably authorized to supply any required endorsement or assignment that may have been omitted. Until so delivered, any such payment or collateral shall be held by the Subordinated Lender or such Affiliate in trust for the Senior Lenders and shall not be commingled with other funds or property of the Subordinated Lender or such Affiliate.

               6. The Subordinated Lender represents and warrants that it is the lawful owner of the Subordinated Debt and no part thereof has been assigned to or subordinated or subjected to any other security interest in favor of anyone other than the Senior Lender. The Subordinated Lender may not assign all or any portion of the Subordinated Debt without the prior written consent of the Senior Lender and only upon the execution and delivery to the Senior Lender of an agreement by any such assignee to be bound by the terms of this Agreement (including provisions relating to assignment), in form and substance reasonably satisfactory to the Senior Lender.

               7. The Senior Lender is hereby authorized to demand specific performance of this Agreement at any time when the Subordinated Lender shall have failed to comply with any provision hereof. The Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by the Senior Lender. The Subordinated Lender further waives presentment, notice and protest in connection with all negotiable instruments evidencing Senior Debt or Subordinated Debt to which the Subordinated Lender may be a party, notice of the acceptance of this Agreement by the Senior Lender, notice of any loan made, extension granted or other action taken in reliance hereon, and all demands and notices of every kind in connection with this Agreement, Senior Debt or time of payment of Senior Debt or Subordinated Debt, hereby assents to any renewal, extension or postponement of the time of payment of Senior Debt or any other indulgence with respect thereto, to any increase in the amount of the Senior Debt, to any substitution, exchange or release of collateral therefor and to the addition or release of any person primarily or secondarily liable thereon, and assents to the provisions of any instrument, security or other writing evidencing Senior Debt, and any amendment or modification to the documentation evidencing or executed and delivered in connection with the Senior Debt.

               8. The Subordinated Lender shall not amend or modify the relevant governing agreements or any other documentation delivered in connection with or related to the Subordinated Debt if such amendment or modification would have, or could reasonably be expected to have, an adverse effect on the Senior Lender or other obligations arising under the Senior Debt. Without the prior written consent of the Subordinated Lender, the Senior Debt shall not include, and the Notes and the other documentation delivered in connection therewith shall not be amended, modified or supplemented to cause, any increase after the date hereof in the principal amount of the loans issued pursuant to the Notes or any interest or fees to be payable on or in connection with (i) any increase in the principal amount of

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such Notes or (ii) any amendment, modification or supplement of the Notes which increases the interest rate or fees payable in respect of such Notes.

               9. The Subordinated Lender shall execute and deliver to the Senior Lender such further instruments and shall take such further action as may be necessary or as the Senior Lender may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

               10. The rights granted to the Senior Lender hereunder are solely for their protection and nothing herein contained shall impose on the Senior Lender any duties with respect to any property of the Maker or the Subordinated Lender received hereunder. The Senior Lender shall have no duty to preserve rights against prior parties in any property of any kind received hereunder.

               11. Nothing contained in this Agreement is intended to or shall impair, as between the Maker, its creditors other than the Senior Lender and the Subordinated Lender, the obligation of the Maker to pay to the Subordinated Lender the fees, principal of and the interest on the Subordinated Debt as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the Subordinated Lender and creditors of the Maker other than the Senior Lender. It is intended that there be no third party beneficiaries of this Agreement, including, without limitation, the Maker.

               12. No failure or delay by the Senior Lender in exercising any right, power or privilege hereunder or under the Notes or the Security Agreement shall operate as a waiver of any provision hereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

               13. The obligations of the Subordinated Lender under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Debt, or any other payment to any holder of any Senior Debt in its capacity as such, is rescinded or must otherwise be restored or returned by the holder of such Senior Debt upon the occurrence of any bankruptcy proceeding, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Maker or any substantial part of its property, or otherwise, all as though such payment had not been made.

               14. This Agreement shall remain in full force and effect as between the Subordinated Lender and the Senior Lender notwithstanding the occurrence of any bankruptcy proceeding affecting the Maker.

               15. Any provision of this Agreement may be amended or waived only by written instrument signed by the Senior Lender and the Subordinated Lender.

               16. This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart signed by each of the parties hereto.

               17. This Agreement shall be binding upon the Senior Lender, the Subordinated Lender, and their respective successors and assigns, and shall inure to the benefit of the Senior Lender, the Subordinated Lender and their respective successors and assigns. This Agreement shall be governed by the laws of the State of Texas without giving effect to any conflicts of law provisions that might cause this Agreement to be governed by or construed or enforced in accordance with the laws of any other jurisdiction.

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               18.  EACH OF THE SUBORDINATED CREDITOR AND THE SENIOR CREDITOR
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SENIOR CREDITOR TO ENTER INTO THIS AGREEMENT.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Subordination Agreement to be duly executed as of the date first above written.

                                 SKUNKWARE, INC., as Subordinated Lender

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 Date:

                                 NEON SYSTEMS, INC., as Senior Lender

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 Date:__________________________________________

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